SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 15, 2012 (June 11, 2012)

NEDAK Ethanol, LLC
(Exact Name of registrant as specified in its charter)

NEBRASKA	333-130343	20-0568230
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

87590 Hillcrest Road, P.O. Box 391, Atkinson, Nebraska	68713
(Address of Principal Executive Offices)	(Zip Code)

(402) 925-5570
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04.	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

NEDAK Ethanol, LLC (the “Company”) is a party to an Amended and Restated Credit Agreement dated December 31, 2011 (the “Restated Credit Agreement”) with AgCountry Farm Credit Services, FLCA (the “Senior Lender”) and the First Supplement to the Amended and Restated Master Credit Agreement between the Company and the Senior Lender dated December 31, 2011 (the “First Supplement” and together with the Restated Credit Agreement, the “Senior Credit Agreement”).  Under the Senior Credit Agreement, the Company is required to make principal and interest payments on the first of each month.  Copies of the Restated Credit Agreement and the First Supplement were filed as Exhibits 10.1 and 10.2, respectively, to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 filed with the Securities and Exchange Commission (the “SEC”) on March 30, 2012 (the “2011 Form 10-K”).

As previously disclosed, the Company has experienced, and continues to experience, the adverse effects of the current negative crush margins as well as other negative market conditions impacting the ethanol industry.  Given the negative crush margin environment, the Company has determined that it needs to take aggressive steps to conserve cash and working capital until the current market conditions impacting the ethanol industry improve.   As a direct result of its cash conservation strategy, the Company did not make certain required payments to its lenders (as discussed below) and has initiated the process for a temporary halt in production which is discussed in Item 8.01 below.

Senior Credit Agreement.  The Company did not make the monthly principal and interest payment to the Senior Lender which was due on June 1, 2012 (the “June P&I Payment”) within the applicable 10-day cure period.  Therefore, on June 11, 2012, as required under the terms of the Senior Credit Agreement, the Company provided notice to the Senior Lender of the occurrence of an event of default based on the Company’s failure to pay the June P&I Payment within ten (10) days of the date such amount became due.  In addition, the Company provided notice to the Senior Lender of an additional event of default that the Company expects to occur under the First Amendment to Loan Agreement dated December 31, 2011 (the “First Amendment”) between the Company and Arbor Bank (the “TIF Lender”) which amends and supplements the Loan Agreement dated June 19, 2007 between the Company and the TIF Lender (the “Original TIF Loan Agreement” and together with the First Amendment and the Amended and Restated Promissory Note (the “Restated Note”) issued December 31, 2011 pursuant to the First Amendment, the “TIF Loan Agreement”). The event of default under the TIF Loan Agreement is discussed further below.  The Original TIF Loan Agreement, the First Amendment and the Restated Note were filed as Exhibits 10.11, 10.12 and 10.13, respectively, to the Company’s  2011 Form 10-K.

As a result of the event of default under the Senior Credit Agreement, the Senior Lender may, among its remedies, declare all obligations under the Senior Credit Agreement immediately due and payable and, unless waived by the Senior Lender, the outstanding balance under the Senior Credit Agreement will bear interest at the default rate from June 11, 2012.  The default rate is equal to the rate otherwise applicable plus two percent (2%).  The applicable interest rate as of June 11, 2012 was 6.0% and therefore, the default interest rate as of June 11, 2012 was 8.0%.   In addition, in the event of default under the Senior Credit Agreement, the Senior Lender has rights under the related security agreement to take possession of the plant, foreclose on the liens on the Company’s property and sell the premises independent of the foreclosure proceedings.  As of June 15, 2012, the Senior Lender has neither exercised, nor provided notice to the Company of its intent to exercise, any of its rights or remedies under the Senior Credit Agreement.

The Company has engaged in discussions with the Senior Lender concerning the Senior Credit Agreement, the events of default and the temporary halt in production.  Although the Company and Senior Lender have commenced such negotiations, there can be no assurance that the Company and the Senior Lender will come to any agreement (either oral or written) regarding forbearance, waiver of the events of default, modifications to the Senior Credit Agreement or otherwise reach a satisfactory agreement.

TIF Loan Agreement.  Under the terms of the TIF Loan Agreement, a default under the Senior Credit Agreement constitutes an event of default under the TIF Loan Agreement.  Therefore, on June 11, 2012, as required pursuant to the terms of the TIF Loan Agreement, the Company provided notice to the TIF Lender of the occurrence of an event of default under the TIF Loan Agreement based on the Company’s default under the Senior Credit Agreement.

In addition, under the TIF Loan Agreement and the Escrow Agreement dated January 23, 2012 between the Company and First National Bank of Omaha (the “Tax Escrow Agreement”), on May 31, 2012 the Company was required to make a deposit to the tax escrow account (the “Tax Escrow Account”) established under the Tax Escrow Agreement (the “May Tax Escrow Payment”).  In connection with the Company’s cash conservation strategy, the Company did not make the May Tax Escrow Payment and does not expect to make the May Tax Escrow Payment within the applicable 15-day cure period.  The Company’s failure to make the May Tax Escrow Payment within the 15-day cure period will constitute an additional event of default under the TIF Loan Agreement.

The notices provided by the Company to both the Senior Lender and the TIF Lender informed such lenders of the impeding default relating to the May Tax Escrow Payment and the resulting cross-default implications.

Under the terms of the TIF Loan Agreement, upon an event of default, the TIF Lender has the right to pursue any remedies available at law and a default interest rate which is four percent (4%) above the applicable interest rate shall apply following the event of default. However, pursuant to the terms of an Intercreditor Agreement dated December 31, 2011 between the Senior Lender and the TIF Lender, until such time as the Company’s obligations under the Senior Credit Agreement have been paid in full, the TIF Lender may not take any action or exercise any remedies against the Company or the collateral in connection with the Company’s failure to make monthly payments to the Tax Escrow Account (a “TIF Payment Default”) for 165 days from the date of the TIF Payment Default.

The Company has engaged in discussions with the TIF Lender concerning the TIF Loan Agreements, the events of default and the temporary halt in production.  Although the Company and the TIF Lender have commenced such negotiations, there can be no assurance that the Company and the TIF Lender will come to any agreement (either oral or written) regarding forbearance, waiver of the events of default, modifications to the TIF Loan  Agreement or otherwise reach a satisfactory agreement.

Item 8.01.	Other Events.

On June 15, 2012, the Company issued a press release announcing a temporary halt in production.  Please see Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated into this Item 8.01 by this reference, for additional information regarding this event.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description
Number

99.1	Press Release issued by NEDAK Ethanol, LLC on June 15, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEDAK ETHANOL, LLC

Date: June 15, 2012.	By:	/s/ Jerome Fagerland
Jerome Fagerland
President and General Manager

Exhibit Index

Exhibit	Description
Number

99.1	Press Release issued by NEDAK Ethanol, LLC on June 15, 2012.